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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 28, 2005

                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    001-13958              13-3317783
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


       The Hartford Financial Services Group, Inc.
       Hartford Plaza
       Hartford, Connecticut                                   06115-1900
       --------------------------------------------            ----------
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:          (860) 547-5000
                                                         -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On April 28, 2005, The Hartford Financial Services Group, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

99.1 Press Release of The Hartford Financial Services Group, Inc. dated April 28, 2005.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date: April 28, 2005                 By: /s/ Neal S. Wolin
                                         --------------------------------------
                                         Name:  Neal S. Wolin
                                         Title: Executive Vice President and
                                                General Counsel